UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

C&J Energy Services Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, Second Floor

4 Par-la-Ville Rd.

Hamilton, HM08

Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) under SEC Rule 12g-3 on March 25, 2015, as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on May 29, 2015 (“Amendment No. 1”), C&J Energy Services Ltd. (“C&J” or the “Company”) has become the successor issuer to C&J Energy Services, Inc. (“Legacy C&J”), and the financial statements of Legacy C&J have become the historical financial statements of the Company.

The Company is filing this Amendment No. 2 to its Current Report on Form 8-K originally filed with the SEC on March 25, 2015, as amended by Amendment No. 1, to further recast the consolidated financial statements that were initially filed with Amendment No. 1 following a revision of the Company’s reportable segments.

Item 8.01	Other Events.

On March 24, 2015, Legacy C&J and Nabors Industries Ltd. (together with its subsidiaries, “Nabors”) completed the combination of Legacy C&J with Nabors’ completion and production services business, whereby Legacy C&J became a subsidiary of the Company (the “Merger”). Following the Merger, the Company’s chief executive officer, acting as the Company’s chief operating decision maker (the “CODM”), changed the way in which the Company is managed, including a higher level segment approach in making performance evaluation and resource allocation decisions.

As a result of this change in operating segments following the Merger, the Company revised its reportable segments during the first quarter of 2015. The Company’s revised reportable segments are: (i) Completion Services, (ii) Well Support Services and (iii) Other Services. This segment structure reflects the financial information and reports used by the Company’s management, including its CODM, to make decisions regarding the Company’s business, including performance evaluation and resource allocation decisions. The following is a description of the reportable segments:

•	Completion Services. The Company provides hydraulic fracturing, coiled tubing, cased-hole wireline, pumpdown and other well stimulation services, including nitrogen, pressure pumping and thru-tubing services through its Completion Services segment.

•	Well Support Services. The Company provides a well servicing line, including maintenance, workover and plug and abandonment services, as well as fluid management, rental tool and saltwater disposal services through its Well Support Services segment.

•	Other Services. The Company’s smaller service lines and divisions, including cementing, directional drilling, equipment manufacturing, specialty chemical supply and the Research and Technology division are provided through the Other Services segment.

As required by Financial Accounting Standards Board Accounting Standards Codification No. 280, Segment Reporting, if a public entity changes the structure of its internal organization in a manner that causes the composition of its reportable segments to change, the corresponding financial information for earlier periods, including interim periods, shall be recast unless it is impracticable to do so. Accordingly, attached as Exhibit 99.1, and incorporated by reference herein, are amended and revised versions of each of Exhibits 99.5 (excluding the “Properties” section, which remains unchanged), 99.6 and 99.1, respectively, of Amendment No. 1 that have been recast to reflect the revision of the Company’s segments, in the following items: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). The segment-specific information in this exhibit is consistent with the presentation of segments in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, filed on May 11, 2015. The revised segment structure and the related presentation changes did not impact consolidated net income (loss), earnings per share, total current assets, total assets or total shareholders’ equity.

This Form 8-K/A is being filed only for the purposes described above. All other information in Amendment No. 1 remains unchanged. In order to preserve the nature and character of the disclosures set forth in Amendment No. 1, the items included in Exhibit 99.1 have been updated solely for matters relating specifically to the segment revisions as described above. No attempt has been made in this Form 8-K/A, and it should not be read, to modify or update other disclosures as presented in the Amendment No. 1 or to reflect events or occurrences after the date of the filing of Amendment No. 1. Therefore, this Form 8-K/A should be read in conjunction with Amendment No. 1 and the Company’s filings made subsequent to the filing of Amendment No. 1, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K/A and the documents incorporated herein by reference include certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements, which are not generally historical in nature, include those that express a belief, expectation or intention regarding the Company’s future activities, plans and goals and the Company’s current expectations with respect to, among other things:

•	the Company’s future revenue, income and operating performance;

•	the Company’s ability to sustain and/or improve its utilization, revenue and margins;

•	the Company’s ability to maintain acceptable pricing for its services, including through term contacts and/or pricing agreements;

•	the Company’s operating cash flows and availability of capital;

•	the Company’s ability to execute its long-term growth strategy, including expansion into new geographic regions and business lines;

•	the Company’s plan to continue to focus on international growth opportunities and the Company’s ability to successfully execute and capitalize on such opportunities;

•	the Company’s ability to successfully develop its research and technology capabilities and implement technological developments and enhancements;

•	the timing and success of future acquisitions and other strategic initiatives and special projects;

•	future capital expenditures;

•	the Company’s ability to finance equipment, working capital and capital expenditures; and

•	the Company’s ability to successfully integrate with the recently acquired completion and production services business of Nabors.

Forward-looking statements are not assurances of future performance and actual results could differ materially from the Company’s historical experience and present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for the Company’s existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on the Company, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). The Company’s forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following:

•	the cyclical nature and volatility of the oil and gas industry, which impact the level of exploration, production and development activity and spending patterns by the oil and natural gas exploration and production industry;

•	a decline in, or substantial volatility of, crude oil and natural gas commodity prices, which generally leads to decreased spending by the Company’s customers and negatively impacts drilling and production activity and therefore reduces demand for the Company’s services and negatively impacts the Company’s results of operations, including potential impairment charges;

•	a decline in demand for the Company’s services, including due to overcapacity and other competitive factors affecting the Company’s industry;

•	pressure on pricing for the Company’s core services, including due to competition and industry and/or economic conditions, which may impact, among other things, the Company’s ability to implement price increases or maintain pricing on the Company’s core services;

•	changes in customer requirements in the markets or industries the Company serves;

•	costs, delays, regulatory compliance requirements and other difficulties in executing the Company’s long-term growth strategy, including those related to expansion into new geographic regions and new business lines;

•	the effects of future acquisitions on the Company’s business, including the Company’s ability to successfully integrate its operations and the costs incurred in doing so;

•	business growth outpacing the capabilities of the Company’s infrastructure;

•	adverse weather conditions in oil and/or gas producing regions;

•	the effect of environmental and other governmental regulations on the Company’s operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for the Company’s hydraulic fracturing services;

•	the incurrence of significant cost and liabilities resulting from litigation;

•	the incurrence of significant costs and liabilities resulting from the Company’s failure to comply, or the Company’s compliance with, new or existing environmental regulations or an accidental release of hazardous substances into the environment;

•	expanding the Company’s operations overseas;

•	the loss of, or inability to attract new, key management personnel;

•	the loss of, or interruption or delay in operations by, one or more significant customers;

•	the failure to pay amounts when due, or at all, by one or more significant customers;

•	a shortage of qualified workers;

•	the loss of, or interruption or delay in operations by, one or more of the Company’s key suppliers;

•	operating hazards inherent in the Company’s industry, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage;

•	accidental damage to or malfunction of equipment;

•	an increase in interest rates; and

•	the potential inability to comply with the financial and other covenants in the Company’s debt agreements as a result of reduced revenue and financial performance or the Company’s inability to raise sufficient funds through asset sales or equity issuances should the Company need to raise funds through such methods.

For additional information regarding known material factors that could affect the Company’s operating results and performance, please read the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K. Should one or more of these known material risks occur, or should the underlying assumptions prove incorrect, the Company’s actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP.*

23.2	Consent of UHY LLP.*

99.1	Items from C&J Energy Services Ltd. Current Report on Form 8-K/A, filed with the SEC on May 29, 2015, which included as exhibits the following information with respect to C&J Energy Services, Inc. for the year ended December 31, 2014, recast to reflect revised segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).*

101.INS	XBRL Instance Document.*

101.SCH	XBRL Taxonomy Extension Schema Document.*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES LTD.
(Registrant)

Date: July 15, 2015	By:	/s/ Brian Patterson
Brian Patterson
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP.*

23.2	Consent of UHY LLP.*

99.1	Items from C&J Energy Services Ltd. Current Report on Form 8-K/A, filed with the SEC on May 29, 2015, which included as exhibits the following information with respect to C&J Energy Services, Inc. for the year ended December 31, 2014, recast to reflect revised segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).*

101.INS	XBRL Instance Document.*

101.SCH	XBRL Taxonomy Extension Schema Document.*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.*

*	Filed herewith.